UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 5, 2003

Hologic, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-18281	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

35 Crosby Street, Bedford, MA	01730
(Address of Principal Executive Offices)	(Zip Code)

(781) 999-7300
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release dated November 12, 2003 of Hologic, Inc. (the “Company”) announcing its financial results for the fourth quarter and fiscal year ended September 27, 2003.

Item 12.    Results of Operations and Financial Condition

On November 12, 2003, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended September 27, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference.    The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements.    Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003	HOLOGIC, INC.

	By:	/S/ GLENN P. MUIR

Glenn P. Muir, Chief Financial Officer Executive Vice President, Finance and Treasurer Duly Authorized Officer on behalf of the Registrant

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 12, 2003 of Hologic, Inc. announcing its financial results for the fourth quarter and fiscal year ended September 27, 2003.